SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2020
Summary Of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Cash and Cash Equivalents

Cash and cash equivalents include cash balances and amounts on deposit in interest saving accounts with interest rates of less than 1%.

(b)	Property, plant, and equipment

Property, plant, and equipment is recorded at cost less accumulated depreciation and accumulated impairment losses, if any. The Company records depreciation using the straight-line method over the estimated useful lives of the capital assets, as follows:

Computer equipment	3 years

Furniture and fixtures	3 years

Machinery	3 years

Leasehold improvements	Remaining term of the lease

(c)	Leases

The Company assesses whether a contract is or contains a lease, at inception of a contract in accordance with IFRS 16 Leases. The Company recognizes a right-of-use asset and a corresponding lease liability with respect to all lease agreements in which it is the lessee, except for short-term leases (defined as leases with a lease term of 12 months or less) and leases of low value assets. The lease liability is initially measured at the present value of lease payments that are not paid at the commencement date, discounted by an incremental borrowing rate (“IBR”). The IBR is defined as the interest rate that the lessee would incur to borrow under a secured loan with terms similar to those of the lease. For the year ended December 31, 2020, the Company used an IBR of 6% (2019: 6%).

Lease payments included in the measurement of the lease liability comprise fixed lease payments less any lease incentives (e.g., free rent period). Non-lease components outlined in the lease are accounted as operating expenses in the period charged.

Right of use assets are initially measured at the amount of the lease liability, reduced for any lease incentives received.

Subsequent to initial measurement, lease liabilities increase as a result of interest charged at a constant rate on the balance outstanding and are reduced for lease payments made. Right-of-use assets are amortized on a straight-line basis over the remaining term of the lease.

For short-term leases (leases with a term of 12 months or less) and leases of low value assets (accounted for as personal computers and office furniture), the Company has opted to recognize a lease expense on a straight-line basis as permitted by IFRS 16. This expense, if any, is presented within general expenses in the consolidated statement of comprehensive net income and loss.

(d)	Patent Rights

Patent rights are recorded at cost less accumulated amortization and accumulated impairment loss. Straight-line amortization is provided over the estimated useful lives of the patents, as prescribed by the granting body, which range up to twenty (20) years.

(e)	Impairment of Long-Lived Assets

The Company reviews computer equipment, furniture and equipment, machinery, leasehold improvements, right-of-use assets, and patent rights for objective evidence of impairment whenever events or changes in circumstances indicate the carrying value may not be recoverable. Recoverability is measured by comparison of the asset’s carrying amount to the asset’s recoverable amount, which is the greater of fair value less cost to sell and value in use. Value in use is measured as the expected future discounted cash flows expected to be derived from the asset. If the carrying value exceeds the recoverable amount, the asset is written down to the recoverable amount.

(f)	Deferred Income Taxes

The Company uses the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, unused tax losses and income tax reductions, and are measured using the substantively enacted tax rates and laws that will be in effect when the differences are expected to reverse. A deferred tax asset is recognized for unused tax losses, tax credits and deductible temporary differences, to the extent that it is probable that future taxable profits will be available against which they can be utilized. Deferred tax assets are reviewed at each reporting date and are reduced to the extent that it is no longer probable that the related tax benefit will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Management has determined not to recognize its net deferred tax assets, as it is not considered probable that future tax benefits will be realized.

(g)	Foreign Currency

Transactions in currencies other than U.S. dollars are translated at exchange rates in effect at the date of the transactions. Foreign exchange differences arising on settlement are recognized separately in net and comprehensive loss. Monetary year end balances are converted to U.S. dollars at the rate in effect at that time. Non-monetary items in a currency other than U.S. dollars that are measured in terms of historical cost are translated using the exchange rate at the date of transaction or date of adoption of U.S. functional currency, whichever is later. Foreign exchange gains and losses are included in net and comprehensive loss.

(h)	Warrant Liability

Certain of the Company’s warrants have exercise prices that are not fixed and as such in accordance with IAS 32, they must be recorded as a derivative financial liability. This applies both in the case where the Company’s warrants are denominated in a currency (Canadian dollars) other than the Company’s functional currency (U.S. dollars), and when a warrant is issued with a cashless exercise option or a ratchet down feature. In each case, these warrants are initially measured at fair value and subsequent changes in fair value are recorded through Net and Comprehensive Loss for the year. A proportional amount of costs associated with the issue of shares and warrants is allocated to the warrants and recorded through Net and Comprehensive Loss for the year. At each balance sheet date, the Company reviews the classification of each Warrant Liability to determine whether the appropriate classification remains with Liabilities or requires reclassification to Equity.

At each balance sheet date, the Warrant Liability of listed warrants is adjusted to fair value measured at the market price of the listed warrants and the Warrant Liability of unlisted warrants is adjusted to fair value using the Black-Scholes model. Prior to March 31, 2019, the Black-Sholes model for the unlisted warrants was determined using a comparable warrant quoted in an active market, adjusted for differences in the terms of the warrant. Since March 31, 2019, it was determined that the comparable warrant was no longer an effective benchmark and the Company began to use the market price and volatility of the Company’s common shares listed on the Toronto Stock Exchange (“TSX”) adjusted for differences in the terms of the warrant.
(i)	Fair Value Measurement

The accounting guidance for fair value measurements prioritizes the inputs used in measuring fair value into the following hierarchy:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 – Inputs other than quoted prices included within Level 1 that are directly or indirectly observable.

Level 3 – Unobservable inputs in which little or no market activity exists, therefore requiring an entity to develop its own assumptions about the assumptions that market participants would use in pricing.

The fair value of the warrant liability relating to listed and unlisted warrants is initially based on Level 2 significant observable inputs and at subsequent dates is adjusted using Level 1 inputs for listed warrants and Level 2 inputs for unlisted warrants.

(j)	Stock-Based Compensation

IFRS 2 requires options granted to employees and others providing similar services to be measured at the fair value of goods or services received unless that fair value cannot be estimated reliably. If the entity cannot estimate reliably the fair value of the goods or services received, the entity shall measure the value and the corresponding increase in equity, indirectly, by reference to the fair value of the equity instruments granted, which the Company does using the Black-Scholes option pricing model. The fair value of the options granted is determined as at the grant date.

Stock options granted to non-employees are valued at the fair value of the goods or service received, measured at the date on which the goods are received, or the services rendered. If the entity cannot estimate reliably the fair value of the goods or services received, the entity shall measure the value and the corresponding increase in equity, indirectly, by reference to the fair value of the equity instruments granted, which the Company does using the Black-Scholes option pricing model. The fair value of the options granted is determined as at the grant date.

Stock options are issued to vest immediately or when used as a long-term incentive, are commonly issued over a vesting period of up to seven years. The expense related to options with a vesting period are recorded over the vesting period in accordance with the terms of the options.

(k)	Research and Development Costs

Research and development activities undertaken with the prospect of gaining new scientific or technical knowledge and understanding are expensed as incurred. The costs of developing new products are capitalized as deferred development costs if they meet the development capitalization criteria under IFRS. These criteria include the ability to measure development costs reliably, the product is technically, and commercially feasible, future economic benefits are probable, and the Company intends to and has sufficient resources to complete development and to use or sell the asset. To date, all the research and development costs have been expensed as the criteria for capitalization have not yet been met.

(l)	Investment Tax Credits

As a result of incurring scientific research and development expenditures, management has estimated that there will be non-refundable federal and refundable and non-refundable provincial investment tax credits receivable following the completion of an audit process by tax authorities. Investment tax credits are recorded when received or when there is reasonable assurance that the credits will be realized. Upon recognition, amounts will be recorded as a reduction of research and development expenditures.
(m)	Financial Instruments

Financial assets include cash and cash equivalents and amounts receivable which are measured at amortized cost. Amounts receivable include HST recoverable and other receivables. Financial liabilities include accounts payable and accrued liabilities which are measured at amortized cost.

(n)	Revenue Recognition

The Company currently recognizes revenue when it has persuasive evidence of a contract, performance obligations have been identified and satisfied, payment terms have been identified, and it is probable that the Company will collect the consideration it is entitled to.

On June 3, 2020, the Company entered into a license agreement (the “License Agreement”) with Medtronic, whereby the Company is providing exclusive access to certain IP rights relating to robotic assisted surgical technologies (see Note 7). The Company is accounting for the license fee at the point in time when the rights were transferred. Revenue from the License Agreement for intellectual property rights and know-how (“Royalty Payment”) is recognized when rights are granted, and customer acceptance is established. Compensation received for the performance of technology transfer services relating to the License Agreement is accounted for separately from the Royalty Payment and will be recognized at the time the service is performed. (see Note 14)

On June 3, 2020, the Company also entered into a development and license agreement with Medtronic (the “Development Agreement”) that provides for the development of robotic assisted surgical technologies for use by both Titan and Medtronic in their respective businesses. The Company’s entitlement to receive up to $31 million pursuant to the Development Agreement is conditional upon the completion of certain technology development milestones set forth in the Development Agreement. Due to the uncertainty of milestone achievements and entitlement of payments, the Company recognizes revenue only upon acceptance by the customer of work performed and the milestone achieved (see Note 14). Revenue from the Development Agreement and the allocation of ownership and license rights developed under each milestone is recognized when the rights are granted, and customer acceptance is established.

(o)	Short-term Employee Benefits

Short-term employee benefit obligations including Company paid medical, dental and life insurance plans, are measured on an undiscounted basis and are expensed as the related service is provided.

(p)	Provisions

A provision is recognized, if as a result of a past event, the Company has a present legal or constructive obligation that can be estimated reliably, and it is probable that an outflow of economic benefits will be required to settle the obligation.

(q)	Earnings (Loss) per Share

Basic earnings (loss) per share are calculated using the weighted-average number of common shares outstanding during the year. Diluted earnings (loss) per share considers the dilutive impact of the exercise of outstanding stock options and warrants, as if the events had occurred at the beginning of the period or at a time of issuance, if later. Diluted loss per share has not been presented in the accompanying consolidated financial statements, as the effect would be anti-dilutive.
(r)	Adoption of New Accounting Standard

There were a number of amendments effective for annual reporting periods beginning on or after January 1, 2020 which were adopted during the year. None were deemed to have a material impact.  The amendments were:

•	IAS 1 Presentation of Financial Statements and IAS 8 Accounting Policies, Changes in Accounting Estimates and Errors (Amendment – Disclosure Initiative – Definition of Material;

•	Revisions to the Conceptual Framework for Financing Reporting;

•	Definition of a Business (Amendments to IFRS 3);

•	Interest Rate Benchmark Reform – IBOR ‘phase 2’ (Amendments to IFRS 9 and IAS 39) and

•	COVID-19 – Related Rent Concessions (Amendments to IFRS 16).

(s)	Standards, Amendments, and Interpretations not yet Effective

IAS 16 "Property, Plant and Equipment" outlines the accounting treatment for most types of property, plant, and equipment. Property, plant, and equipment is initially measured at its cost, subsequently measured either using a cost or revaluation model, and depreciated so that its depreciable amount is allocated on a systematic basis over its useful life. In May 2020 the IASB issued Property, Plant and Equipment – Proceeds before Intended Use which made amendments to IAS 16. The amendments prohibit an entity from deducting from the cost of property, plant and equipment any proceeds from selling items produced while the entity is preparing the asset for its intended use.  Instead, an entity shall recognize such sales proceeds and related cost in net income.  This amendment is effective for the Company beginning January 1, 2022.  The Company is assessing the impact of the amendment on its financial statements.

The Company does not expect any other standards issued by the IASB, but not yet effective, to have a material impact on the group.